COLONIAL STRATEGIC INCOME FUND

                      Supplement to Statement of Additional
                         Information dated May 3, 1999

The Board of Trustees recently approved a change to the management agreement between the Fund and Colonial Management Associates, Inc. ("Advisor").

The Fund's current management fee paid to the Advisor is 0.65% of the first $1 billion of the average daily net assets of the Fund and 0.60% in excess of $1 billion. Effective June 18, 1999, the Trustees approved a second breakpoint that would result in a reduction of the fee to 0.55% of average daily net assets in excess of $2 billion.

SI-39/438H-0799                                                 July 21, 1999